SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         CARNEGIE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Pennsylvania                                   25-1806857
     -----------------------                          -------------------
     (State of Incorporation                          (IRS Employer
          or Organization)                            Identification No.)


17 West Mall Plaza, Carnegie, Pennsylvania                   15106
------------------------------------------                 ---------
(Address of Principal Executive Offices)                   (Zip Code)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective pursuant     Exhange Act and is effective pursuant
to General Instruction A.(c), please       to General Instruction A.(d), please
check the following box |_|.               check the following box |X|.


Securities  Act  registration  statement file number to which this form relates:
333-48655

Securities to be registered pursuant to Section 12(b) of the Act:


Title of Each Class                               Name of Each Exchange on Which
To be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------
None                                                           N/A


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.10 per share
---------------------------------------
          (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered

The information set forth under the captions "Restrictions on Acquisition of Carnegie Financial Corporation" and "Description of Capital Stock" in the Prospectus included in Part I of the Registration Statement on Form SB-2 of the registrant, originally filed with the Securities and Exchange Commission on March 25, 1998 (File No. 333-48655), is incorporated by reference in response to this Item 1. Information set forth under the captions "Restrictions on Acquisition of Carnegie Financial Corporation" and "Description of Capital Stock" contained in a prospectus relating to SEC File No. 333-48655 and subsequently filed by the registrant pursuant to 17 C.F.R. ss.230.424(b) shall be deemed to be incorporated by reference into this registration statement.


Item 2.  Exhibits

3(i)     Certificate of Incorporation of Carnegie Financial Corporation.*

3(ii)    Bylaws of Carnegie Financial Corporation.*

---------------------
* Incorporated herein by reference to Exhibits 3(i) (Certificate of Incorporation) and 3(ii) (Bylaws) to the Registration Statement of Carnegie Financial Corporation (Registration No. 333-48655), which was originally filed with the Securities and Exchange Commission on March 25, 1998.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  CARNEGIE FINANCIAL CORPORATION



Date:  July 6, 1998                              By: /s/Shirley Chiesa
                                                    ----------------------------
                                                        Shirley Chiesa
                                                        President